Exhibit 4.1

S	SEALY CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK PAR VALUE $.01		CUSIP TO COME
THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK OR CLEVELAND, OHIO		SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES, OF THE COMMON STOCK, $.01 PAR VALUE,OF

SEALY CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed
This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	SEALY CORPORATION CORPORATE SEAL 2006 DELAWARE	CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
NATIONAL CITY BANK
(CLEVELAND, OHIO)
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

SEALY CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—	Custodian
TEN ENT	—	as tenants by the entireties			(Cust) (Minor)
JT TEN	—	as joint tenants with right of			under Uniform Gifts to Minors
		survivorship and not as tenants			Act
		in common			(State)
			UNIF TRANS MIN ACT	—	Custodian
					(Cust)	(Minor)
under Uniform Transfers to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                  hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.